UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2005

                               NUTRITION 21, INC.
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             (Exact name of registrant as specified in its charter)


            New York                      0-14983               11-2653613
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(State or Other Jurisdiction of    (Commission file Number)    (IRS Employer
         Incorporation)                                      Identification No.)


 4 Manhattanville Road, Purchase, New York                  10577
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  (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: (914) 701-4500


                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTIONS OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS;

On November 3, 2005, Gail Montgomery resigned as a director and officer of the Company. Ms. Montgomery had served as President, CEO and a director since September 2000.

Also on November 3, 2005 , the Company elected Paul Intlekofer as its Chief Operating Officer and Chief Financial Officer. From January 17, 2003 until his newly elected position, Mr. Intlekofer served as Chief Financial Officer and Senior Vice President, Corporate Development. From June 2002 to January 2003, he served the Company in varying capacities. From September 2001 to June 2002, Mr. Intlekofer was Senior Vice President of Planit, Inc., which provided strategic planning, capital formation, M&A, marketing and new product development services to the healthcare and financial industries. From 1998 to 2001 he was Senior Vice President of Corporate Development for Rdental LLC, the exclusive technology alliance of the American Dental Association and oral health content provider of WebMD. From 1995 to 1997 he was Director of Strategic Operations/Business Development for Doctors Health, a practice management and health insurance company. Early in his career, he practiced corporate and securities law for Venable, Baetjer & Howard. Mr. Intlekofer received his MBA and Juris Doctor from the University of Maryland and BA from the Johns Hopkins University.

ITEM 8.01. OTHER EVENTS;

On November 4, 2005, the Company issued a press release announcing the resignation of Gail Montgomery as a director and officer of the Company. The press release is attached as an Exhibit to this current report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                Nutrition 21, Inc.
                                (Registrant)


Date: November 9, 2005          By: /s/ Paul Intlekofer
                                    -------------------------------
                                    Paul Intlekofer
                                    Chief Operating Officer & CFO

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                                INDEX TO EXHIBITS


Exhibit No              Description
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99.1                    Press release, dated November 4, 2005, issued by
                        Nutrition 21, Inc.